EXHIBIT 99

                   Description                      Curr Amount

Plaza Antonio Pad J                                  2,989,433.36

Indiana Retail Portfolio                            23,435,224.18

Hampton Inn Collierville                             3,534,938.41

3702 Pender Drive                                    8,250,000.00

Parkway Portfolio                                   52,000,000.00

Tri-Star Estates Manufactured Housing Community     42,360,000.00

Waterford Creek Apartments                          14,600,000.00

3701 Pender Drive                                   12,500,000.00

2 Montgomery                                        40,000,000.00

Hughes Airport Industrial Center                    27,112,500.00

Ashford Perimeter                                   35,400,000.00

Flamingo Courtyard Office                            5,646,890.61

Crowne Apartments                                   42,500,000.00

JQH Hotel Portfolio                                 73,396,750.00

Terminal Tower                                      38,000,000.00